FIRST AMENDMENT TO
                          CONVERSION AND NOTE AGREEMENT

This FIRST AMENDMENT TO CONVERSION AND NOTE AGREEMENT (this "Amendment") dated as of December 30, 1996, among GABLES REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("GRLP"), GABLES - TENNESSEE PROPERTIES, a Tennessee general partnership ("GTP," and collectively with GRLP, "Borrower"), GABLES RESIDENTIAL TRUST, a Maryland real estate investment trust (the "Company"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender");

                              W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan Application and Commitment Agreement dated June 14, 1995 (as amended from time to time, the "Commitment"), Lender has agreed to make certain loans to Borrower subject to the terms and conditions set forth in the Commitment (collectively, the "Loan");

WHEREAS, Borrower and Lender have entered into that certain Loan Agreement dated December 29, 1995, with respect to the Loan (the "Loan Agreement");

WHEREAS, Borrower, Company and Lender have entered into that certain Conversion and Note Loan Agreement dated December 29, 1995, with respect to the Loan (the "Conversion Agreement");

WHEREAS, GRLP has executed and delivered to Lender two or more promissory notes (collectively, "Note No.1"), dated December 29, 1995, in the aggregate amount of $90,204,000 (the "First Disbursement"), which First Disbursement is secured by first priority liens on those certain apartment projects commonly known as Gables Great Hills, Austin, Texas ("Community A"), Gables Meyer Park, Houston, Texas ("Community B"), Wall Street Gables, San Antonio, Texas ("Community C"), Spalding Gables, Atlanta, Georgia ("Community D"), Roswell Gables, Atlanta, Georgia ("Community E") and Dunwoody Gables, Atlanta, Georgia ("Community I");

WHEREAS, pursuant to the terms of the Loan Agreement, GTP has executed and delivered to Lender a promissory note dated June 6, 1996 ("Note No. 2"), in the aggregate amount of $13,481,000 (the "Second Disbursement"), which sum is secured in part by a first priority lien on that certain apartment project and commonly known as Brentwood Gables, Brentwood, Tennessee ("Community H");

WHEREAS, in accordance with the provisions and conditions of the Commitment and the Loan Agreement, Lender exercised its option not to advance that portion of the Loan in connection with those certain apartment projects commonly known as Germantown Gables, Germantown, Tennessee ("Community F") and Gables at Daybreak, Bartlett, Tennessee ("Proposed Community G");

WHEREAS, in lieu of the disbursement of that portion of the Loan secured in part by Community F and Proposed Community G, Borrower has requested, and Lender has agreed, that upon compliance with the terms of the Commitment and the Loan Agreement, GRLP will execute and deliver to Lender a promissory note ("Note
No.3"), in the sum of $12,342,000.00 (the "Third Disbursement"), which Third Disbursement will be secured in part by a first priority lien on that certain apartment project commonly known as Gables Town Lake, Austin, Texas ("Community G");

WHEREAS, upon the funding of the Third Disbursement, the total outstanding Loan will be $116,027,000.00;

WHEREAS, Borrower and Lender desire to modify the Conversion Agreement to reflect the deletion of Community F and Proposed Community G as collateral for the Loan, the modification of the amount of the Third Disbursement and the total amount of the Loan, and the substitution of Community G for Proposed Community G as collateral for the Third Disbursement and the Loan;

NOW THEREFORE, the parties hereto hereby agree as follows:

1. The amount of the Commitment is hereby capped at $116,027,000.00, which is the aggregate principal amount of the Loan outstanding on the date hereof.

2. The sixth paragraph of the Conversion Agreement, which paragraph begins on page 1 of the Conversion Agreement and reads as follows:

     WHEREAS, pursuant to the terms of the Loan Agreement, GTP will execute and deliver to Lender one or more promissory notes (collectively, "Note No. 3"), in the aggregate amount of $27,004,000 (the "Third Disbursement"), which sum (or some lesser amount) will be advanced by Lender to Borrower no later than September 30, 1996, upon compliance by Borrower with the terms and conditions of the Loan Agreement, which Third Disbursement will be secured in part by first priority liens on those certain apartment projects commonly known as Germantown Gables, Germantown, Tennessee ("Community F") and Gables at Daybreak, Bartlett, Tennessee ("Community G");

is hereby deleted in its entirety, and substituted in lieu thereof is the following new paragraph:

     WHEREAS, upon compliance with the terms of the Loan Agreement, GTP will execute and deliver to Lender a promissory note ("Note No. 3"), in the aggregate amount of $12,342,000 (the "Third Disbursement"), which Third Disbursement will be secured in part by first a priority lien on that certain apartment project commonly known as Gables Town Lake, Austin, Texas ("Community ");



3.   Section 2.01 of the Conversion Agreement, which section reads as follows:

     Subject to and upon compliance with the provisions of this Agreement, Borrower may, at its option, exercisable upon not less than ninety (90) days' prior written notice to Lender, convert the Loan into an unsecured joint and several obligation of Borrower to be evidenced by an unsecured note in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities A, C, D, E, F, G and I ("Unsecured Note No.1"), and an unsecured note in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities B and H ("Unsecured Note No.2") (collectively, the "Unsecured Notes"). The date on which such conversion (the "Conversion") shall become effective, which shall be the first day of a calendar month, is hereinafter referred to as the "Conversion Date." If such conversion does not become effective due to the failure of Borrower to satisfy any condition precedent set forth in Section 2.02 of this Agreement, Borrower shall not be precluded thereby from subsequently attempting to exercise its Conversion Option in accordance with this Article Two unless such failure is not susceptible of cure.

is hereby deleted in its entirety, and substituted in lieu thereof is the following new section:

     Subject to and upon compliance with the provisions of this Agreement, Borrower may, at its option, exercisable upon not less than ninety (90) days' prior written notice to Lender, convert the Loan into an unsecured joint and several obligation of Borrower to be evidenced by an unsecured note in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities A, C, D, E, G and I ("Unsecured Note No. 1"), and an unsecured note in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities B and H ("Unsecured Note No.2") (collectively, the "Unsecured Notes"). The date on which such conversion (the "Conversion") shall become effective, which shall be the first day of a calendar month, is hereinafter referred to as the "Conversion Date." If such conversion does not become effective due to the failure of Borrower to satisfy any condition precedent set forth in Section 2.02 of this Agreement, Borrower shall not be precluded thereby from subsequently attempting to exercise its Conversion Option in accordance with this Article Two unless such failure is not susceptible of cure.

4. Paragraph (e) of Section 2.02 of the Conversion Agreement, which paragraph reads as follows:

     (e) On the Conversion Date, Borrower shall have executed and delivered to Lender Unsecured Note No.1 in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities A, C, D, E, F, G and I and Unsecured Note No.2 in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities B and H, substantially in the form of Exhibit B and Exhibit C hereto, respectively, appropriately completed.

is hereby deleted in its entirety, and substituted in lieu thereof is the following new paragraph:

     (e) On the Conversion Date, Borrower shall have executed and delivered to Lender Unsecured Note No.1 in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities A, C, D, E, G and I and Unsecured Note No.2 in the aggregate amount of the then outstanding principal balances of those portions of the Mortgage Notes allocated to Communities B and H, substantially in the form of Exhibit B and Exhibit C hereto, respectively, appropriately completed.

5. GOVERNING LAW -This Amendment shall be governed and construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

6. EXECUTION IN COUNTERPARTS - This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

7. SUCCESSORS AND ASSIGNS - All covenants and other agreements contained in this Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

8. NO NOVATION - Except as amended by this Amendment, the provisions of the Conversion Agreement remain in full force and effect in accordance with their original tenor, and Borrower hereby ratifies and confirms each and every provision of the Conversion Agreement, as amended by this Amendment. This instrument constitutes an amendment to the Conversion Agreement and is not a novation. The execution of this instrument does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Conversion Agreement, as amended by this Amendment, or any other instrument or document evidencing, securing or otherwise relating to the Loan.

9. REFERENCES TO CONVERSION AGREEMENT - Each reference to "the Agreement" or "the Conversion Agreement" or words of similar import in the Conversion Agreement or the other Loan Documents (as defined in the Conversion Agreement), shall be deemed, unless the context otherwise requires, to be a reference to the Conversion Agreement, as amended, supplemented and otherwise modified hereby, and as the same may hereafter be amended, supplemented or otherwise modified.




IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                              BORROWER:

                              GABLES REALTY LIMITED PARTNERSHIP, a
                              Delaware limited partnership

                              By:Gables GP, Inc., a Texas corporation, its sole
                                   general partner


                              By:    /s/ Marcus E. Bromley
                                   -------------------------
                              Name: Marcus E. Bromley
                                   -------------------------
                              Title:   CEO
                                   -------------------------

                              GABLES-TENNESSEE PROPERTIES,
                              a Tennessee general partnership

                              By: Gables GP, Inc., a Texas corporation,
                                   a general partner


                              By:   /s/ Marcus E. Bromley
                                  -------------------------
                              Name: Marcus E. Bromley
                                  -------------------------
                              Title:    CEO
                                  -------------------------

                              COMPANY:

                              GABLES RESIDENTIAL TRUST, a Maryland REIT


                              By:  /s/ Marcus E. Bromley
                                  ---------------------------
                              Name:  Marcus E. Bromley
                                  ---------------------------
                              Title:   CEO
                                  ---------------------------

LENDER:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA

By:   /s/ Matthew T. Murphy
     -------------------------
Name:  Matthew T. Murphy
     -------------------------
Title:  Director
     -------------------------